EXHIBIT 10.14

AMENDMENT NO. 3

TO THE AMENDED AND RESTATED LICENSE AGREEMENT

BETWEEN ONCTERNAL THERAPEUTICS, INC.

AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR UC CASE NUMBERS SD2005-212, SD2020-036, SD2011-178,

SD2012-143, SD2012-403, SD2015-027, SD2015-200, SD2018-253 AND SD2019-278

This Amendment No. 3 (“Amendment No.3”) is made as of the Amendment No. 3 Effective Date by and between Oncternal Therapeutics, Inc. having an address at 12230 El Camino Real, Suite 300, San Diego, California 92130 ("LICENSEE") and The Regents of the University of California, a California public corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California San Diego, Office of Innovation and Commercialization (“OIC”), Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UC San Diego”).

WHEREAS, LICENSEE and UNIVERSITY entered into an Amended and Restated License agreement, UC Control Number 2019-03-0137, effective August 31, 2018, which was amended by Amendment No. 1 (“Amendment No. 1”), UC Control Number 2019-03-0137(R501) effective March 25, 2019 and further amended by Amendment No.2 (“Amendment No. 2”), UC Control Number  2019-03-0137(R502) effective May 15, 2019 (collectively, “Agreement”); and

WHEREAS, LICENSEE and UNIVERSITY wish to further amend the Agreement to make certain changes.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Agreement and otherwise agree as follows:

1.	All capitalized terms used but not defined in this Amendment No,. 3 have the meaning ascribed to them in the Agreement.
2.	Section 3.3(a)(A)(v) of the Agreement is hereby deleted and replaced with the following:
“(v)	dose the first patient in the first Phase I/Phase II clinical trial treating any solid tumor with Licensed Product within three (3) years from the Effective Date;”
3.	Section 3.3(a)(A)(ix) of the Agreement is hereby deleted and replaced with the following:
“(ix)	dose the first patient in the first Phase III clinical trial for treating any solid tumor with Licensed Product within six (6) years from the Effective Date; and”
4.

In consideration for this Amendment No. 3, LICENSEE shall pay an amendment fee in the amount of twenty-five thousand dollars (US $25,000). Payment shall be made within thirty days after the Amendment No. 3 Effective Date.

5.

All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 constitutes an integral part of the Agreement and sets forth, together with the Agreement, the entire agreement between the Parties in respect of the subject matter of this Amendment No. 3 and the Agreement.

6.

This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of California, which govern the Agreement. This Amendment No. 3 is effective as of the date of the last signature below (the “Amendment No. 3 Effective Date”).

7.

The parties agree that this Amendment No. 3 may be executed electronically and in one or more counterparts each of which shall be deemed an original and all of which together shall constitute but one and the same document.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed by their duly authorized representatives, as of the latest date written below.

ONCTERNAL THERAPEUTICS, INC.:		THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA:

By:	/s/ James Breitmeyer	By:	/s/ Victoria Cajipe
	(Signature)		(Signature)
	James Breitmeyer, M.D., Ph.D.		Victoria Cajipe, Ph.D.
Title:	President & CEO		Associate Director

Date:	2/5/21	Date:	2/5/21